SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                   __________________________


                           FORM 8-K/A
                 AMENDMENT NO.             2

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   April 23, 1996



                      Model Imperial, Inc.
       (Exact Name of Registrant as Specified in Charter)



     Florida                         0-24146        11-2401732
(State or Other Jurisdiction       (Commission    (IRS Employer
of Incorporation)                  File Number)   Identification
                                                  No.)



     1243 Clint Moore Road, Boca Raton, Florida          33487
     (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code  (407) 241-8244





  (Former Name or Former Address; if Changed Since Last Report)












ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

     (c)  Exhibits.

[CAPTION]


Exhibit No.                   Description         Sequential
                                                  Page Number

16.1           Letter dated April 23, 1996,            *
               from KPMG Peat Marwick LLP to
               the Board of Directors of the
               Registrant resigning from their
               engagement as independent auditors
               of the Registrant

16.2           Letter dated April 29, 1996, from       *
               KPMG Peat Marwick LLP regarding
               concurrence or disagreement with
               statements made in the Registrant's
               Form 8-K

   16.3        Letter dated May 17, 1996, from KPMG    4
               Peat Marwick LLP regarding concurrence or
               disagreement with statements made in
               Amendment No. 1 to the Company's Form
               8-K


_________________________

* Previously filed as part of the Registrant's Current Report on Form 8-K which was filed with the Securities and Exchange
     Commission on April 30, 1996.
















                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


May             22    , 1996            MODEL IMPERIAL, INC.




                                        By:/s/ Harold M. Ickovics
                                           Harold M. Ickovics,
                                           Chairman of the Board,
                                           President and Chief
                                           Executive Officer